UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 3, 2017

Horizon Pharma Public Limited Company

(Exact name of registrant as specified in its charter)

Ireland	001-35238	Not Applicable
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

Connaught House, 1st Floor, 1 Burlington Road, Dublin 4, D04 C5Y6, Ireland

(Address of principal executive offices)

Registrant’s telephone number, including area code: 011-353-1-772-2100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

Set forth below are the results of the matters submitted for a vote of shareholders at our 2017 Annual General Meeting of Shareholders held on May 3, 2017.

Proposal 1 — Election of directors.

The following directors were elected to serve for three-year terms until the 2020 Annual General Meeting of Shareholders and until their respective successors are duly elected and qualified.

Director Elected	For	Against	Abstain	Broker Non-Votes
Gino Santini	117,063,013	1,858,428	133,885	17,838,622
Timothy P. Walbert	116,815,283	2,106,839	133,204	17,838,622

Proposal 2 — Approval of the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2017 and the authorization of the Audit Committee of our Board of Directors to determine the auditors’ remuneration.

For	Against	Abstain	Broker Non-Votes
135,523,139	1,189,060	181,749	0

Proposal 3 — Approval, on an advisory basis, of the compensation of our named executive officers.

For	Against	Abstain	Broker Non-Votes
115,260,760	3,364,914	429,652	17,838,622

Proposal 4 — Authorization for us and/or any of our subsidiaries to make market purchases or overseas market purchases of our ordinary shares.

For	Against	Abstain	Broker Non-Votes
134,830,377	1,935,959	127,612	0

Proposal 5 — Approval of an amendment to our Articles of Association to provide that, in the event of a contested election, directors will be elected by a plurality voting standard.

For	Against	Abstain	Broker Non-Votes
117,190,246	1,708,439	156,641	17,838,622

The foregoing description of the amendment to our Articles of Association is not intended to be complete and is qualified in its entirety by reference to the full text of our Memorandum and Articles of Association, as amended, a copy of which is filed as Exhibit 3.1 to this current report on Form 8-K and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

3.1	Memorandum and Articles of Association of Horizon Pharma Public Limited Company, as amended.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 4, 2017	HORIZON PHARMA PUBLIC LIMITED COMPANY

	By:	/s/ Paul W. Hoelscher
Paul W. Hoelscher
Executive Vice President, Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

3.1	Memorandum and Articles of Association of Horizon Pharma Public Limited Company, as amended.